UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission	(IRS Employer
File Number)	Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014

(Address of principal executive offices)	(Zip code)

(408) 517-8000

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12: RESULTS OF OPERATION AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5: OTHER EVENTS.

     On October 22, 2003, Symantec Corporation issued a press release announcing that its board of directors had declared a two-for-one stock split of Symantec’s common stock, to be effected by issuing a stock dividend of one share of common stock for each share outstanding. The stock dividend will be distributed on November 19, 2003 to stockholders of record at the close of business on November 5, 2003. The press release is filed herewith as Exhibit 99.2 and incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Press release issued by Symantec Corporation dated October 22, 2003 announcing results for the second fiscal quarter (solely furnished and not filed herewith pursuant to Item 12).

99.2	Press release issued by Symantec Corporation dated October 22, 2003 announcing two-for-one stock split.

ITEM 12: RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On October 22, 2003, Symantec Corporation (the “Registrant”) issued a press release announcing results for the fiscal quarter ended October 3, 2003. A copy of the press release is furnished (not filed) as exhibit 99.1. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003		SYMANTEC CORPORATION

	By:	/s/ Arthur F. Courville

Arthur F. Courville
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release issued by Symantec Corporation dated October 22, 2003 announcing results for the second fiscal quarter (solely furnished and not filed herewith pursuant to Item 12).

99.2	Press release issued by Symantec Corporation dated October 22, 2003 announcing a two-for-one stock split.